SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2015

ZAGG Inc

(Exact name of registrant as specified in its charter)

Nevada	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 South 500 West, Suite J Salt Lake City, Utah	84115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (801) 263-0699

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2015, ZAGG Inc (the “Registrant”) issued a press release announcing the results of operations for the year ended December 31, 2014, and made publicly available certain supplemental financial information, including commentary on results of operations from Brandon O’Brien, Chief Financial Officer (“CFO”). The supplemental financial information is furnished with this report as Exhibit 99.1, the press release is furnished with this report as Exhibit 99.2, and the CFO commentary is furnished with this report as Exhibit 99.3.

The Registrant also held its earnings conference call on February 24, 2015.

The information contained in Item 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, and 99.3 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events

Stock Repurchase Plan

On February 24, 2015, the Registrant issued a press release announcing that the Registrant’s board of directors has authorized the repurchase of up to $15,000,000 of the Registrant’s outstanding common stock. The share repurchases will be made from time to time during 2015 at the Registrant’s discretion.  The Registrant’s board of directors also authorized the Registrant to enter into a Rule 10b5-1 plan when appropriate.

A copy of the press release is attached hereto as Exhibit 99.4, and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Supplemental Financial Information for the Year Ended December 31, 2014
99.2	Results of Operations Press Release dated February 24, 2015
99.3	CFO Commentary on Third Quarter 2014 Financial Results
99.4	Press Release Dated February 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG Inc

By:

/s/ BRANDON T. O’BRIEN

Brandon T. O’Brien

Chief Financial Officer

Date: February 24, 2015

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